

                                                                  Exhibit 24.1
                                POWER OF ATTORNEY


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re:  Fabri-Centers of America, Inc.
          Commission File No. 1-6695
          Registration Statement of Form S-8
          (1994 Executive Incentive Plan)

Gentlemen:

The undersigned directors and officers of Fabri-Centers of America, Inc., an Ohio corporation which proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to 389,000 Class A
Common Shares, without par value, and 429,000 Class B Common Shares, without par value, of the Company to be offered pursuant to the terms of the Fabri-Centers of America, Inc. 1994 Executive Incentive Plan, hereby constitute and appoint
Alan Rosskamm and Robert R. Gerber, and each of them, as their attorney, with full power of substitution and resubstitution, for and in their name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to assure compliance by the person signing with the Form S-8 Registration Statement filing requirements. The authority confirmed herein shall remain in effect as to each of the undersigned until such time as Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.

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
                               Date                                                     Date
/s/ Alan Rosskamm          July 23, 1996         /s/ Ira Gumberg                July 23, 1996
- -----------------------                          --------------------------
Alan Rosskamm                                    Ira Gumberg

/s/ Robert R. Gerber       July 26, 1996         /s/ Samuel Krasney             July 26, 1996
- ------------------------                         --------------------------
Robert R. Gerber                                 Samuel Krasney

/s/ Betty Rosskamm         July 23, 1996         /s/ Frank Newman               July 23, 1996
- ------------------------                         --------------------------
Betty Rosskamm                                   Frank Newman

/s/ Alma Zimmerman         July 23, 1996         /s/ Gregg Searle               July 26, 1996
- ----------------------                           --------------------------
Alma Zimmerman                                   Gregg Searle

/s/ Scott Cowen            July 23, 1996
- ----------------------
Scott Cowen